                                                                    Exhibit 10.1



December 19, 2001


Mr. Robert T. Giaimo
Silver Diner, Inc.
11806 Rockville Pike
Rockville, Maryland 20852

Re:  Silver Diner Stock Options
     --------------------------

Dear Mr. Giaimo:

         You are the holder of options (the "Existing Stock Options") to purchase shares of common stock of Silver Diner, Inc. (the "Company") as set forth in Exhibit A attached hereto. The exercise price or prices of your Existing Stock Options are higher than the current market value of the Company's common stock. To address this issue, the Company and you have agreed to the following:

         1. You will surrender those of your Existing Stock Options as you shall indicate by writing "yes" in the box(es) provided in the right hand column of the table on Exhibit A attached hereto.

         2. In exchange for such cancellation, the Company agrees to grant to you, on July 31, 2002, provided you are then associated with the Company, new options to purchase the Company's common stock (the "New Stock Options"). The New Stock Options will (i) be for the same number of shares of stock as Existing Stock Options that you surrender for cancellation, (ii) vest on the same dates as the Existing Stock Options that you surrender for cancellation, (iii) be exercisable at a price equal to 110% of the fair market value of the Company's common stock on July 31, 2002 and (iv) have a term of five years from the date of grant.

         3. In addition, you shall have the right at any time prior to July 31, 2002, to elect to delay until February 1, 2003 issuance of a portion of the New Stock Options so as to comply with the $100,000 federal tax requirement referred to on Exhibit A hereto for incentive stock options.

         I am pleased that the Company has been able to work out this arrangement with you. Please sign below to confirm our agreement.

                                             Sincerely,



                                             /s/ Robert T. Giaimo
                                             -----------------------------------
                                             Robert T. Giaimo, President

         The undersigned hereby agrees that the Existing Stock Options held by the undersigned, as indicated on Exhibit A by the undersigned, are hereby surrendered for cancellation.

         The undersigned further agrees to accept the New Stock Options to be granted on July 31, 2002, and to be bound by the terms of the New Stock Option Agreement which the Company will sign and deliver to you promptly after July 31, 2002. The New Stock Option Agreement will be in the form attached hereto as Exhibit B, with the blanks filled in for the date, the number of shares covered, the exercise price, and the exercise dates.

         Please sign below and complete Exhibit A and return this letter together with Exhibit A to Mr. Noland Montgomery via fax at 202-857-6395, with the original to follow by mail to the address below, on or before December 28, 2001:

         Mr. Noland Montgomery
         C/o Arent Fox
         1050 Connecticut Avenue, N.W.
         Washington, D.C.  20036-5339

/s/ Robert T. Giaimo
------------------------------------

                                                                       Exhibit A
                                                                       ---------

                                Robert T. Giaimo

                             1996 Stock Option Plan

-----------------------------------------------------------------------------------------------------------------------
         Shares                                                                                       Write "yes" or
       subject to                                                                                    "no" to indicate
         option                                                                                       whether you wish
(all options are incentive   Exercise             Vesting                              Expiration      to cancel the
     stock options)(*)         Price             Schedule            Grant Date           Date       options indicated
-----------------------------------------------------------------------------------------------------------------------
400,000                    $1.2375        120,000 (30%) vest at    12/15/98         12/14/03          YES
                                          12/29/98, 20% at
                                          12/29/99, 20% at
                                          12/29/00 and 30%
                                          at 12/29/01 /1/
-----------------------------------------------------------------------------------------------------------------------

(*) To qualify as incentive stock options, the exercise price of the new options must be 110% of the fair market price of the shares on the date of grant. In addition, the term of the options cannot be more than five (5) years and the exercise price of the options first becoming exercisable in any one calendar year, may not exceed $100,000, with any additional options being deemed non-qualifying options. Thus, a market price of more than $.25 will result in a portion of the options being deemed non-qualified. The exact number of non-qualified options will equal the market price of the shares times 400,000 less $100,000 divided by the market price at July 31, 2001.


-------------------

/1/ An additional 18% of options vest when the market price of the shares is greater than $5.00 per share, $7.50 per share and $10 per share, with the options vesting 100% when the market price is greater than $12.00 per share. Note that vesting schedule has been adjusted to incorporate revisions adopted by the Board of Directors at its meeting held 12/15/98.

                                                                       Exhibit B


                               SILVER DINER, INC.
                           STOCK OPTION PLAN AGREEMENT

A stock option award is hereby granted by Silver Diner, Inc., a Delaware corporation ("Company"), to the _____________________named below ("Optionee"), for and with respect to common stock of the Company, par value $0.00074 per share ("Common Stock"), subject to the following terms and conditions:

         1. Subject to the provisions set forth herein and the provisions of the Stock Option Plan ("Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share ("Option Exercise Price"), and on the schedule, all as set forth below. Such Stock Option, which shall be a non-qualified stock option, is sometimes referred to herein as the "Award."


Name of Optionee:                                        _____________

Number of Shares Subject to Stock Option:                _____________

Option Exercise Price                                    $____________
Per Share:

Date of Grant:                                           ______________

Exercise Schedule:

    Number of Shares                 Exercise Period
 Subject to Stock Option          Date First Exercisable             Expiration
 -----------------------          ----------------------             ----------






         2. The exercise of all or any portion of the Award is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Option Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company.

         Witten notice of an election to exercise any portion of the Award, in a form substantially identical to that attached as an Exhibit hereto and specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative, (a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

         3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.

         4. If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

         5. Optionee represents, warrants and agrees that Optionee will acquire and hold the shares purchased on exercise of the Option for his own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with applicable securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any shares purchased on exercise of the Option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof).

         Optionee acknowledges that Optionee has received and reviewed a description of the Common Stock of the Company and a copy of the Plan. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answer from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the Option and may subsequently acquire shares of the Common Stock. Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

         6. The Award shall be exercised in accordance with such administrative regulations as the Board shall from time to time adopt.

         7. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Maryland, without giving effect to principles of conflict of laws.

                   SILVER DINER, INC., a Delaware corporation

                                          By:
                                             --------------------------------
                                             Robert T. Giaimo, President

The undersigned hereby accepts the foregoing Award and the terms and conditions hereof.

                                          --------------------------------------
                                          Name of Optionee:
                                                           ---------------------